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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 21, 1999

                              LSI LOGIC CORPORATION
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


            DELAWARE                       0-11674               94-2712976
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 (STATE OR OTHER JURISDICTION OF   (COMMISSION FILE NUMBER)  (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)                              IDENTIFICATION NO.)


                            1551 MCCARTHY BOULEVARD
                           MILPITAS, CALIFORNIA 95035

         (ADDRESS, INCLUDING ZIP CODE, OF PRINCIPAL EXECUTIVE OFFICES)

              REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:

                                 (408) 433-8000


                                 NOT APPLICABLE
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         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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ITEM 5. OTHER EVENTS.

        The information that is set forth in the Registrant's Press Release dated October 21, 1999 is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (c)  Exhibits.

        99.1 Text of Press Release dated October 21, 1999


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        Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  LSI LOGIC CORPORATION
                                  A Delaware Corporation

Dated: October 22, 1999           By:    /s/ David E. Sanders
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                                             David E. Sanders
                                             Vice President, General Counsel and
                                             Secretary


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                                  EXHIBIT INDEX

   Exhibit Number     Description
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        99.1          Text of Press Release dated October 21, 1999.